Exhibit 99.2

Supplemental Information
Third Quarter 2016

NYSE: CHCT
www.chct.reit

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this Supplemental operating and financial information package and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Alfred Lumsdaine	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

Management Team

Timothy G. Wallace	W. Page Barnes	Steve Harrison	Roland H. Hart	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President, Chief Financial Officer	Managing Director, Business Development	Vice President, Asset Management	Vice President, Financial Reporting and Chief Accounting Officer

	Michael Willman	William R. Davis	James W. Short
	Vice President, Real Estate	Vice President, Information Technology	Vice President, Special Projects

Covering Analysts

A. Goldfarb - Sandler O'Neil			R. Stevenson - Janney Capital Markets
S. McGrath - Evercore ISI			S. Manaker - Oppenheimer
E. Fleming - SunTrust Robinson Humphrey

Professional Services

Independent Registered Public Accounting Firm			Transfer Agent
BDO USA, LLP			American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800			Operations Center
Nashville, Tennessee 37219			6201 15th Avenue
Brooklyn, NY 11219
1.800.937.5449

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 3

HISTORICAL FFO, NORMALIZED FFO AND AFFO (1) (2)
(dollars in thousands, except per share data)

	2016			2015
	Q3	Q2	Q1	Q4	Q3	Q2 (4)
Net income (loss)	$1,064	$508	$116	$121	$(67)	$(1,509)
Real estate depreciation and amortization	3,493	3,330	2,813	2,415	2,211	577
Total adjustments	3,493	3,330	2,813	2,415	2,211	577
Funds from Operations	$4,557	$3,838	$2,929	$2,536	$2,144	$(932)
Transaction costs	137	204	288	243	(101)	1,546
Normalized Funds From Operations (3)	$4,694	$4,042	$3,217	$2,779	$2,043	$614
Straight line rent	(171)	(138)	(95)	(69)	(50)	(14)
Deferred compensation	192	140	121	70	69	26
AFFO (3)	$4,715	$4,044	$3,243	$2,780	$2,062	$626
Funds from Operations per Common Share-Diluted	$0.36	$0.32	$0.39	$0.34	$0.29	$(0.26)
Normalized Funds From Operations Per Common Share-Diluted	$0.37	$0.34	$0.43	$0.37	$0.27	$0.17
AFFO Per Common Share-Diluted	$0.37	$0.34	$0.43	$0.37	$0.27	$0.18
Weighted Average Common Shares Outstanding-Diluted	12,750,967	12,064,839	7,562,644	7,511,815	7,511,183	3,574,392
Weighted Average Common Shares Outstanding-Diluted for Normalized FFO and AFFO	12,750,967	12,064,839	7,562,644	7,511,815	7,511,183	3,563,389

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO"), normalized FFO and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that normalized FFO and AFFO are useful because they allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO which it has defined as FFO excluding certain expenses related to equity offerings and closing costs of properties acquired and mortgages funded and has included AFFO which it has defined as normalized FFO excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. Normalized FFO and AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definitions.

FFO, normalized FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO, normalized FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)	There were no revenue-generating operations prior to the Company's initial public offering in May 2015, therefore, there were no funds from operations prior to the second quarter of 2015.
(3)
Normalized FFO has been restated for prior periods, to remove adjustments for straight line rent and deferred compensation, and AFFO has been calculated and added for all periods presented to more closely agree to similar presentations used by the industry.

(4)
Weighted average common shares outstanding used in calculating Normalized FFO and AFFO for the three months ended June 30, 2015 includes the dilutive effect of 11,003 shares of restricted common stock that were excluded in calculating the weighted average common shares outstanding for FFO because the effect was anti-dilutive due to the net loss incurred in the period.

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 4

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2016			2015				2014
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
ASSETS
Real estate properties
Land and land improvements	$24,109	$22,601	$19,317	$13,216	$10,407	$9,357	$—	$—
Buildings, improvements, and lease intangibles	182,474	171,407	140,322	119,716	90,721	78,349	—	—
Personal property	97	81	69	35	—	—	—	—
Total real estate properties	206,680	194,089	159,708	132,967	101,128	87,706	—	—
Less accumulated depreciation	(14,846)	(11,350)	(8,018)	(5,203)	(2,788)	(577)	—	—
Total real estate properties, net	191,834	182,739	151,690	127,764	98,340	87,129	—	—
Cash and cash equivalents	1,742	10,920	1,571	2,018	16,053	39,552	2	2
Mortgage note receivable, net	10,875	10,872	23,277	10,897	10,862	—	—	—
Other assets, net	4,153	3,082	2,704	2,124	1,795	1,139	—	—
Total assets	$208,604	$207,613	$179,242	$142,803	$127,050	$127,820	$2	$2

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Revolving credit facility	$5,000	$—	$55,000	$17,000	$—	$—	$—	$—
Accounts payable and accrued liabilities	2,755	2,521	1,299	812	1,031	1,098	—	—
Other liabilities	3,095	3,625	3,349	2,721	1,060	687	—	—
Total liabilities	10,850	6,146	59,648	20,533	2,091	1,785	—	—

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	130	129	77	76	76	76	2	2
Additional paid-in capital	214,102	213,912	127,697	127,578	127,538	127,468	—	—
Cumulative net income (loss)	232	(832)	(1,340)	(1,456)	(1,576)	(1,509)	—	—
Cumulative dividends	(16,710)	(11,742)	(6,840)	(3,928)	(1,079)	—	—	—
Total stockholders’ equity	197,754	201,467	119,594	122,270	124,959	126,035	2	2
Total liabilities and stockholders' equity	$208,604	$207,613	$179,242	$142,803	$127,050	$127,820	$2	$2

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 5

STATEMENTS OF OPERATIONS INFORMATION
(dollars in thousands, except per share data)

	2016			2015				2014
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4

REVENUES
Rental income	$4,985	$4,530	$3,673	$3,050	$2,585	$729	$—	$—
Tenant reimbursements	1,188	1,105	957	1,202	655	107	—	—
Mortgage interest	270	561	536	304	—	—	—	—
	6,443	6,196	5,166	4,556	3,240	836	—	—

EXPENSES
Property operating	963	1,228	1,049	1,123	751	138	—	—
General and administrative	671	895	806	646	223	1,603	—	—
Depreciation and amortization	3,496	3,332	2,815	2,416	2,211	577	—	—
Bad debts	73	30	—	71	—	—	—	—
	5,203	5,485	4,670	4,256	3,185	2,318	—	—
OTHER INCOME (EXPENSE)
Interest expense	(185)	(222)	(380)	(183)	(140)	(41)	—	—
Interest and other income, net	9	19	—	4	18	14	—	—
	(176)	(203)	(380)	(179)	(122)	(27)	—	—
NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$1,064	$508	$116	$121	$(67)	$(1,509)	$—	$—

NET INCOME (LOSS) PER COMMON SHARE
Net income (loss) per common share – Basic	$0.08	$0.04	$0.02	$0.02	$(0.01)	$(0.42)	$—	$—
Net income (loss) per common share – Diluted	$0.08	$0.04	$0.02	$0.02	$(0.01)	$(0.42)	$—	$—
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	12,686,183	12,038,381	7,511,183	7,511,183	7,511,183	3,574,392	200,000	200,000
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	12,750,967	12,064,839	7,562,644	7,511,815	7,511,183	3,574,392	200,000	200,000
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.3825	$0.3800	$0.3775	$0.3750	$0.1420	$—	$—	$—

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 6

PROPERTY LOCATIONS

Approximately 53% of our property revenues are in MSAs with populations over 1,000,000 and approximately 92% are in MSAs with populations over 100,000.

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Revenue (1)	% of Revenue	Population	MSA/MISA	Rank
							($ 000's)
Chicago Behavioral Hospital	BF	1771 Rand Road	Des Plaines	IL	85,000	7.41%	1,900.0	8.86%	7,340,454	Chicago-Naperville-Arlington Heights, IL	5
Novamed Surgery Center	ASC	6309 West 95th Street	Oak Lawn	IL	30,455	2.66%	616.9	2.88%	7,340,454	Chicago-Naperville-Arlington Heights, IL	5
Bayside Medical Center	MOB	4001 Preston Avenue	Pasadena	TX	51,316	4.47%	719.8	3.36%	6,656,947	Houston-The Woodlands-Sugar Land, TX	8
Northwest Surgery Center	ASC	5215 Hollister Street	Houston	TX	11,200	0.98%	466.4	2.18%	6,656,947	Houston-The Woodlands-Sugar Land, TX	8
Continuum Wellness Center	PC	3941 E. Baseline Road	Gilbert	AZ	8,200	0.71%	224.5	1.05%	4,574,531	Phoenix-Mesa-Scottsdale, AZ	17
Desert Endoscopy Center	ASC	610 E. Baseline Road	Tempe	AZ	13,000	1.13%	242.7	1.13%	4,574,531	Phoenix-Mesa-Scottsdale, AZ	17
Mountain View Surgery Center	ASC	3131 West Peoria Avenue	Phoenix	AZ	13,835	1.21%	297.5	1.39%	4,574,531	Phoenix-Mesa-Scottsdale, AZ	17
Liberty Dialysis	DC	4352 Trail Boss Drive	Castle Rock	CO	8,450	0.74%	301.5	1.41%	2,814,330	Denver-Aurora-Lakewood, CO	27
Berry Surgical Center	ASC	28500 Orchard Lake Road	Farmington Hills	MI	27,217	2.37%	613.4	2.86%	2,542,708	Warren-Troy-Farmington Hills, MI	32
Bassin Center For Plastic Surgery	PC	422 Alafaya Trail #32	Orlando	FL	2,420	0.21%	126.0	0.59%	2,387,138	Orlando-Kissimmee-Sanford, FL	37
Bassin Center For Plastic Surgery	PC	8575 NE 138th Lane Sts 103-104	Lady Lake	FL	2,894	0.25%	272.2	1.27%	2,387,138	Orlando-Kissimmee-Sanford, FL	37
Medical Village at Wintergarden	MOB	1210 E. Plant Street	Winter Garden	FL	21,648	1.89%	476.6	2.22%	2,387,138	Orlando-Kissimmee-Sanford, FL	37
Cavalier Medical & Dialysis Center	MOB	47 & 51 Cavalier Blvd	Florence	KY	36,362	3.17%	407.3	1.90%	2,157,719	Cincinnati, OH-KY-IN	42
Fresenius Florence Dialysis Center	DC	7205 Dixie Hwy	Florence	KY	18,283	1.59%	327.8	1.53%	2,157,719	Cincinnati, OH-KY-IN	42
Prairie Star Medical Facility I	PC	6815 Hilltop Road	Shawnee	KS	24,557	2.14%	460.4	2.15%	2,087,471	Kansas City, MO-KS	45
Prarie Star Medical Facility II	MOB	6850 Hilltop Road	Shawnee	KS	24,840	2.17%	451.6	2.11%	2,087,471	Kansas City, MO-KS	45
Brook Park Medical Building	MOB	15900 Snow Road	Brook Park	OH	18,444	1.61%	369.1	1.72%	2,060,810	Cleveland-Elyria, OH	46
Rockside Medical Center	MOB	6701 Rockside Road	Independence	OH	54,611	4.76%	1,289.6	6.02%	2,060,810	Cleveland-Elyria, OH	46
Court Street Surgery Center	ASC	1235 South Court Street	Circleville	OH	7,787	0.68%	190.9	0.89%	2,021,632	Columbus, OH	47
Assurance Health, LLC	BF	2725 Enterprise Drive	Anderson	IN	10,200	0.89%	315.0	1.47%	1,988,817	Indianapolis-Carmel-Anderson, IN	49
Associated Surgical Center of Dearborn	ASC	24420 Ford Road	Dearborn Heights	MI	12,400	1.08%	338.7	1.58%	1,759,335	Detroit-Dearborn-Livonia, MI	55
Virgina Orthopaedic & Spine Specialists	PC	3300 High Street	Portsmouth	VA	8,445	0.74%	168.9	0.79%	1,724,876	Virginia Beach-Norfolk-Newport News, VA-NC	56
Memphis Spine and Rehab Center	PC	8132 Country Village Drive	Memphis	TN	11,669	1.02%	240.0	1.12%	1,344,127	Memphis, TN-MS-AR	63
Sterling Medical Center	MOB	200 Sterling Drive	Orchard Park	NY	28,697	2.50%	479.9	2.24%	1,135,230	Buffalo-Cheektowaga-Niagara Falls, NY	73
Los Alamos Professional Plaza	MOB	427 E. Duranta Avenue	Alamo	TX	41,797	3.64%	522.4	2.44%	842,304	McAllen-Edinburg-Mission, TX	92
Columbia Gastroenterology Surgery Ctr	ASC	2739 Laurel Street	Columbia	SC	16,969	1.48%	321.7	1.50%	810,068	Columbia, SC	96
Parkway Professional Plaza	MOB	4725 US Hwy 98 S	Lakeland	FL	40,000	3.49%	661.7	3.09%	650,092	Lakeland-Winter Haven, FL	111
Cypress Medical Center	MOB	9300 E. 29th Street North	Wichita	KS	43,945	3.83%	910.1	4.25%	644,610	Wichita, KS	112
Family Medicine East	PC	1709 S. Rock Road	Wichita	KS	16,581	1.45%	410.8	1.92%	644,610	Wichita, KS	112
Grene Vision Center	PC	655 N. Woodlawn Blvd	Wichita	KS	11,891	1.04%	276.0	1.29%	644,610	Wichita, KS	112
UW Health Clinic- Portage	PC	2977 County Highway CX	Portage	WI	14,000	1.22%	296.0	1.38%	641,385	Madison, WI	114
Medical Village at Debary	MOB	110 Pond Court	Debary	FL	24,000	2.09%	543.8	2.54%	623,279	Deltona-Daytona Beach-Ormond Beach, FL	117
Bassin Center For Plastic Surgery	PC	1705 Berglund Lane	Viera	FL	5,228	0.46%	150.7	0.70%	568,088	Palm Bay-Melbourne-Titusville, FL	123
Eynon Surgery Center	ASC	681 Scranton Carbondale Hwy	Eynon	PA	6,500	0.57%	157.2	0.73%	558,166	Scranton--Wilkes-Barre--Hazleton, PA	125
AMG Specialty Hospital - Lafayette (2)	LTAC	310 Youngville Highway	Lafayette	LA	29,890	2.61%	1,060.0	4.88%	490,488	Lafayette, LA Metro Area	130
			(CONTINUED)

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 7

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Revenue (1)	% of Revenue	Population	MSA/MISA	Rank
							($ 000's)
Grandview Plaza	PC	802 New Holland Avenue	Lancaster	PA	20,000	1.74%	461.4	2.15%	536,624	Lancaster, PA	131
Treasure Coast Medical Pavilion	MOB	3498 NW Federal Hwy #C	Jensen Beach	FL	56,457	4.92%	839.0	3.91%	454,846	Port St. Lucie, FL	141
Londonderry Centre	MOB	7030 New Sanger Avenue	Waco	TX	19,495	1.70%	417.2	1.95%	262,813	Waco, TX	210
Gulf Coast Cancer Centers	OC	253 Professional Lane	Gulf Shores	AL	6,398	0.56%	196.7	0.92%	203,709	Daphne-Fairhope-Foley, AL	248
Gulf Coast Cancer Centers	OC	1703 North Bunner Street	Foley	AL	6,146	0.54%	189.0	0.88%	203,709	Daphne-Fairhope-Foley, AL	248
Fresenius Ft. Valley	DC	135 Avera Drive	Fort Valley	GA	4,920	0.43%	116.8	0.54%	188,149	Warner Robins, GA	259
Provena Medical Center	MOB	600-680 N. Convent Street	Bourbonnais	IL	54,000	4.71%	871.8	4.07%	110,879	Kankakee, IL	387
Fresenius Gallipolis Dialysis Center	DC	137 Pine Street	Gallipolis	OH	15,110	1.32%	134.8	0.63%	57,179	Point Pleasant, WV-OH Micro Area	575
Davita Etowah Dialysis Center	DC	109 Grady Road	Etowah	TN	4,720	0.41%	66.1	0.31%	52,639	Athens, TN Micro Area	604
Fresenius Dialysis Center	DC	1321 W. 2nd Avenue	Corsicana	TX	17,699	1.54%	132.0	0.62%	48,323	Corsicana, TX Micro Area	636
Arkansas Valley Surgery Center	ASC	933 Sell Avenue	Canon City	CO	10,165	0.89%	256.0	1.19%	46,692	Canon City, CO Micro Area	650
Dahlonega Medical Mall	MOB	134 Ansley Drive	Dahlonega	GA	20,621	1.80%	236.6	1.10%	5,242	N/A
Gulf Coast Cancer Centers	OC	1207 Azalea Place	Brewton	AL	3,971	0.35%	122.1	0.57%	5,408	N/A
Haleyville Physicians Prof Bldg	MOB	42030 Hwy 195 East	Haleyville	AL	29,515	2.57%	139.6	0.65%	4,173	N/A
Russellville Medical Plaza	MOB	15155 Hwy 43 NE	Russellville	AL	29,129	2.54%	137.8	0.64%	9,830	N/A
Sanderling Dialysis Center	DC	102 Crestview Drive	Holdenville	OK	5,217	0.45%	237.5	1.11%	5,795	N/A
Winfield Medical Office Buildings	PC	191 Carraway Dr	Winfield	AL	60,592	5.28%	286.6	1.34%	4,717	N/A

(1) Annualized revenue for leases was calculated by multiplying base rent for the month of September 2016 by 12 and for the mortgage was calculated based on the principal outstanding at September 30, 2016 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 8

INVESTMENT ACTIVITY
(dollars in thousands)

2016 INVESTMENT ACTIVITY

Location	Property Type	Acquisition/ Closing Date	Purchase Price/ Mortgage Funding	Square Feet	Aggregate Leased % at Acquisition

Property Acquisitions:
Waco, TX	MOB	1/15/2016	$2,700	19,495	100.0%
Lakeland, FL	MOB	1/21/2016	6,750	40,036	84.1%
Oak Lawn, IL	ASC	3/30/2016	6,578	30,455	100.0%
Jensen Beach, FL	MOB	3/30/2016	9,400	56,457	100.0%
Independence, OH	MOB	4/19/2016	10,350	54,611	82.3%
Des Plaines, IL (1)	BF	5/23/2016	20,000	85,000	100.0%
Phoenix, AZ	ASC	6/21/2016	3,154	13,835	100.0%
Holdenville, OK	DC	9/26/2016	2,500	5,217	100.0%
Orchard Park, NY	MOB	9/29/2016	4,599	28,697	100.0%
Cordova, TN	PC	9/30/2016	2,050	11,669	100.0%
Dearborn Heights, MI	ASC	9/30/2016	3,000	12,400	100.0%
Total / Weighted Average			$71,081	357,872	95.5%

(1) Included the conversion of a $12.5 million mortgage note upon the acquisition of the property that secured the note on May 23, 2016.

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 9

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE (1)

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount	Percent (%)	Amount (in thousands)	Percent (%)
Q4 2016	5	23,979	2.3%	600	2.9%
2017	18	117,320	11.4%	2,811	13.8%
2018	30	159,949	15.5%	3,281	16.1%
2019	27	121,942	11.8%	2,819	13.8%
2020	17	122,072	11.8%	2,128	10.5%
2021	8	69,723	6.8%	1,489	7.3%
2022	12	86,706	8.4%	1,640	8.0%
2023	6	35,261	3.4%	634	3.1%
2024	1	5,390	0.5%	187	0.9%
2025	6	29,234	2.8%	689	3.4%
Thereafter	15	252,161	24.4%	3,964	19.5%
Month-to-Month	7	9,013	0.9%	148	0.7%
Totals	152	1,032,750	100.0%	$20,390	100.0%

(1) Total portfolio was approximately 92.4% leased in the aggregate at September 30, 2016 with lease expirations ranging from 2016 through 2031.

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 10

PROPERTY DIVERSIFICATION
(As of September 30, 2016)

Property Type	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Medical Office Building (MOB)	17	$9,475	44.2%
Ambulatory Surgery Center (ASC)	10	3,501	16.3%
Physicians Clinic (PC)	12	3,373	15.7%
Behavioral Facility (BF)	2	508	2.4%
Dialysis Clinic (DC)	7	2,215	10.3%
Long-term Acute Care Center (LTAC) (2)	1	1,060	4.9%
Oncology Center (OC)	3	1,316	6.2%
Total	52	$21,448	100.0%
______________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of September 2016 by 12 and for the mortgage was calculated based on the principal outstanding at September 30, 2016 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 11

PROPERTY DIVERSIFICATION
(continued)
(As of September 30, 2016)

State	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
IL	3	$3,389	15.8%
FL	7	3,070	14.3%
KS	5	2,509	11.7%
TX	5	2,258	10.5%
OH	4	1,984	9.3%
AL	6	1,072	5.0%
LA (2)	1	1,060	4.9%
MI	2	952	4.4%
AZ	3	765	3.6%
KY	2	735	3.4%
Other (Less than 3%)	14	4,654	17.1%
Total	52	$21,448	100.0%
_________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of September 2016 by 12 and for the mortgage was calculated based on the principal outstanding at September 30, 2016 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 12

PROPERTY DIVERSIFICATION
(continued)
(As of September 30, 2016)

Tenant	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Chicago Behavioral Hospital	$1,900	8.9%
AMG Specialty Hospital (2)	1,060	4.9%
Fresenius	923	4.3%
HCA Physician Services Group	892	4.2%
St. Vincent Medical Group	851	4.0%
Adventist Health System Sunbelt Healthcare Corporation	655	3.0%
Others (Less than 3%)	15,167	70.7%
Total	$21,448	100.0%

(1) Annualized revenue for leases was calculated by multiplying base rent for the month of September 2016 by 12 and for the mortgage was calculated based on the principal outstanding at September 30, 2016 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 3Q 2016 Supplemental Information	Page 13